SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            SCHEDULE 14C INFORMATION

              INFORMATION STATEMENT PURSUANT TO SECTION 14C OF THE
                        SECURITIES EXCHANGE ACT OF 1934

[X] Filed by the Registrant       [ ] Filed by a Party other than the Registrant

Check the appropriate box:
[ ] Preliminary Information Statement
[X] Definitive Information Statement Only
[ ] Confidential, for Use of the Commission (as permitted by Rule 14c)

                               RHOMBIC CORPORATION
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                (Name of Registrant as Specified In Its Charter)

Name of Person(s) Filing Information Statement, if other than Registrant:

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Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14C-5(g) and 0-11.

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (Set forth the amount of which the filing fee is calculated and state how it was determined):

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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)   Amount previously paid:
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    2)   Form, Schedule or Registration Statement No.:
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    3)   Filing Party:
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    4)   Date Filed:
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                       SCHEDULE 14C INFORMATION STATEMENT

                               RHOMBIC CORPORATION
                       1475 North Bascom Avenue, Suite 310
                           Campbell, California 95008

                             Telephone: 408.371.2301
                             Facsimile: 408.371.2302

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY.

                                February 11, 2003

Notice Of Written  Consent in lieu of Annual  Meeting to be  effective  March 3,
2003.

To Shareholders of RHOMBIC CORPORATION:

RHOMBIC CORPORATION, a Nevada corporation ("Rhombic") notifies its shareholders of record, that stockholders holding a majority of the voting power plan to take the following actions by written consent in lieu of an annual meeting, to be effective March 3, 2003

1. Amend and restate the articles of Incorporation so as to change the name of the corporation to Silverado Financial, Inc.

2.   Change the authorized shares of the corporation to:

     a) 100,000,000 shares of common stock in one or more series thereof as shall be stated in the resolution authorizing the issuance of the shares by the board of directors.

     b) 5,000,000 shares of preferred stock in one or more series, with such voting powers, designations, preferences and rights or qualifications, limitations or restrictions thereof as shall be stated in the resolution authorizing the issuance of the shares by the board of directors.

These actions will not be effective until a date which is at least twenty (20) days after Rhombic files this Definitive Information Statement and after Rhombic mails this Information Statement to its shareholders of record as of the close of business on February 10, 2003 (the "Record Date"). You have the right to receive this notice if you were a shareholder of record on the Record Date..


                                        /s/ Albert Golusin
                                        ---------------------------
                                        Albert Golusin
                                        Chairman

Phoenix, Arizona
February 11, 2003

INFORMATION STATEMENT

The board of directors has chosen February 1, 2003 as the "Record Date". All of the shareholders holding shares of Rhombic common stock as of the close of business on February 1, 2003 are entitled to receive this Information Statement.

This Information Statement is being furnished to all holders of the common stock of Rhombic as of the Record Date.

As of the close of business on the Record Date, there were 53,073,936 shares of Rhombic common stock issued and outstanding. Each holder of Rhombic common stock is entitled to one vote per share. The Board of Directors has recommended and persons owning the majority of the issued and outstanding shares of common stock of Rhombic and entitled to vote as of February 10, 2003 have voted in favor by written consent, and thus adopted, resolutions to effect the above-listed actions.

We will pay the cost of preparing and sending out this Information Statement. It will be sent to shareholders on February 11, 2003 via regular mail. A copy of our Annual Report on Form 10-KSB for the year ended December 31, 2001, including audited financial statements as of that date, is available from us upon request. The Annual Report at December 31, 2001, along with all of our other filings, is available on the Security and Exchange Commissions website at http://www.sec.gov or at other Internet sites such as http://www.freedgar.com.

You can read and copy any materials that we file with the SEC at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. A copy of any public filing is also available from the Company at no charge.

DISSENTER'S RIGHTS OF APPRAISAL

The Nevada Revised Statutes do not provide for dissenter's rights of appraisal in connection with the above-listed actions.

Approval Required

The approval of a majority of the issued and outstanding common stock of Rhombic entitled to vote is necessary to approve the actions listed above and described below. However, as discussed above, Rhombic's board of directors has obtained the necessary approval for these actions from stockholders holding in excess of 50% of Rhombic's total issued and outstanding common stock entitled to vote on these proposals. Accordingly, the board of directors does not need or intend to solicit any proxies or consents from any other Rhombic stockholders in connection with these actions.

ACTION NO. 1:

To amend the Articles of Incorporation of Rhombic Corporation in the following manner:

To amend Article One of the Articles of Incorporation, filed February 26, 1987, and as subsequently amended and filed by the Secretary of State of Nevada on January 31, 1991, April 14, 1992 and February 17, 1995, establishing the name of the corporation as Rhombic Corporation and that hereby the name of the corporation shall be changed to Silverado Financial, Inc. so that Article One of the Articles of Incorporation shall now read:

"The name of the corporation is Silverado Financial, Inc."

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
ACTION NO. 2:

To amend Article Four of the Articles of Incorporation, Capital Stock, filed February 26, 1987, and as subsequently amended by the Corporation and filed by the Secretary of State of Nevada on January 31, 1991, April 14, 1992 and February 17, 1995, authorizing 70,000,000 shares of stock comprised of 70,000,000 shares of common stock, $.001 par value per share and 1,000,000 shares of preferred stock, $.001 par value per share; that hereby the entire contents of Article Four of the Articles of Incorporation shall be stricken and that Article Four of the Articles of Incorporation shall be amended in order to increase the said authorization to one hundred and five million (105,000,000) shares of stock comprised of 100,000,000 shares of common stock, $.001 par value per share and 5,000,000 shares of preferred stock, $.001 par value per share so that and Article Four of the Articles of Incorporation shall now read:

"The corporation shall be authorized to issue 100,000,000 shares of Common Stock having a $.001 par value, and 5,000,000 shares of Preferred Stock having a $.001 par value.

The Common Stock and/or Preferred Stock of the Company may be issued from time to time without prior approval by the stockholders.

The Common stock and/or Preferred Stock may be issued for such consideration as may be fixed from time to time by the Board of Directors.

The Board of Directors may issue such shares of Common and/or Preferred Stock in one or more series, with such voting powers, designations, preferences and rights or qualifications, limitations or restrictions thereof as shall be stated in the resolution authorizing the issuance of shares.

Stockholders shall not have pre-emptive rights or be entitled to cumulative voting in connection with the shares of the Corporation's common or preferred stock."

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of February 10, 2003, the number of shares of our common stock owned of record and beneficially by executive officers, directors and persons who hold 5% or more of our outstanding common stock. Also included are the shares held by all executive officers and directors as a group. Unless otherwise indicated, the beneficial owner has sole voting and investment power with respect to such shares of Common Stock.

     Name and Address                     Shares Owned          Percentage Owned
     ----------------                     ------------          ----------------
Albert Golusin
668 N 44th Street, Suite 248
Phoenix, Arizona 85008                       1,489,156                2.76%

John E. Hartman
1475 South Bascom Avenue Suite 210
Campbell, CA 95008-0629                        238,610                0.44%

Robert George Krushnisky
93 English Bluff Road
Tsawwassen, B.C. Canada V4M 2M4              2,654,532                4.93%

Ilya "Sean" Radetich
1475 South Bascom Avenue Suite 210
Campbell, CA 95008-0629                              0                0.00%
                                             ---------               -----

All Officers and Directors as a Group        4,382,298                8.13%
                                             =========               =====

COMMITTEES

Rhombic has a standing compensation committee. Currently, Mr. Golusin and Mr. Radetich serve on this committee. Mr. Radetich is an independent director. The committee was organized by the unanimous vote of the board of directors on January 11, 2003. It has held one meeting on January 29, 2003.

The company is in the process of forming an audit committee and is actively seeking independent members to serve on such a committee who have the requisite experience in accounting and in the financial services sector within which Rhombic intends to operate. The board of directors intends to adopt a written charter for the audit committee. The company does not have any nominating committee of the board of directors.

RELATIONSHIP WITH INDEPENDENT AUDITORS

The firm of J. Marshall, CPA, PLC independent auditors has been selected by the Board of Directors to serve as the company's auditors for the fiscal year ending December 31, 2003. . Marshall, CPA, PLC served as the company's auditors since its merger with Emerald Acquisition Corp in January of 2000.

AUDIT FEES

The aggregate fees billed by J. Marshall, CPA, PLC for professional services rendered for the audit of the company's annual financial statements for the year ended December 31, 2001 and review of the interim financial statements included in the Company's Forms 10-QSB for the quarters ended March 31, June 30 and September 30, 2002 were $18,700.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

There were no fees billed for financial information systems design and implementation.

ALL OTHER FEES

There were no other fees for either audit related or non-audit services billed by J. Marshall, CPA, PLC for the fiscal year ended December 31, 2001. There was a charge of $5,410 incurred in September 2002 related to due diligence and travel in the performance of his duties as auditor. Audit related services generally include fees for benefit plan audits, accounting consultations, and SEC registration statements.



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